SUN CAPITAL ADVISERS TRUST

SC Goldman Sachs Mid Cap Value Fund

Supplement dated April 16, 2009
to the Initial and Service Class Prospectuses, each dated May 1, 2008

The following replaces the portfolio manager information for SC Goldman Sachs Mid Cap Value Fund under “About the Portfolio Managers” on page 40 in the Initial Class Prospectus and page 38 in the Service Class Prospectus, effective as of March 31, 2009:

Manager
Fund	Fund Manager(s)	since	Positions during past five years

SC Goldman Sachs Mid Cap Value Fund (Managed using a team-based approach. Mr. Alford, Ms. Domotorffy and Mr.	Andrew Alford, PhD	2008
Managing Director. Joined the Quantitative Investment Strategy (“QIS”) group as a researcher in 1998 and has since taken on portfolio management responsibilities for the group’s long-only and long/short products.

Daniel share
oversight responsibility for the computer optimized portfolio management process.)	Katinka Domotorffy, CFA	2009	Managing Director and Partner. CIO & Head of QIS since 2009. Joined QIS in 1998 and was most recently head of strategy, senior portfolio manager and researcher for the global macro/fixed income teams.

	Kent Daniel, PhD	2009	Managing Director. Co-CIO of Equity Strategies and Head of Equity Research of QIS. Joined GSAM in 2004. Previously, Professor of Finance, Kellogg School of Management at Northwestern University.